SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 1998
                                                -----------------
                    RIO HOTEL & CASINO, INC.
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       (Exact name of Registrant as specified in charter)

                             Nevada
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         (State or other jurisdiction of incorporation)

      1-11569                                   95-3671082
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  (Commission File                            (IRS Employee
      Number)                              Identification No.)

3700 West Flamingo Road, Las Vegas, Nevada              89103
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (702) 252-7733
                                                  ----------------

                         Not Applicable
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  (Former name or former address, if changed since last report)


THIS DOCUMENT CONSISTS OF 84 PAGES. THE EXHIBIT INDEX IS ON PAGE 4.

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ITEM 5.   OTHER EVENTS

      On August 9, 1998, Rio Hotel & Casino, Inc., a Nevada corporation ("Rio"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Harrah's Entertainment, Inc., a Delaware corporation, and HEI Acquisition Corp. III, a Nevada corporation ("MergerSub"), providing for the merger of MergerSub with and into Rio (the "Merger"), with Rio to be the surviving corporation. If the Merger is consummated, each share of common stock, par value $0.01 per share, of Rio issued and outstanding immediately prior to the Merger would be converted into the right to receive one share of the common stock, par value $0.10 per share, of Harrah's. The Merger is subject to the approval of the stockholders of Rio and Harrah's, the receipt of all necessary gaming and other regulatory approvals, and the satisfaction or waiver of certain other conditions precedent.

      For additional information concerning the foregoing, reference is made to Rio's press release issued August 10, 1998 and the Merger Agreement, copies of which are attached as exhibits to this Current Report and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (A)  Financial Statements of Business Acquired.

           Not Applicable.

      (b)  Pro Forma Financial Information.

           Not Applicable.

      (c)  Exhibits.

           2.1 Agreement and Plan of Merger dated as of August 9, 1998, among Rio Hotel & Casino, Inc., Harrah's Entertainment, Inc. and HEI Acquisition Corp. III, including as an exhibit the form of Stockholders Support Agreement.

           20.1 Press Release issued August 10, 1998.


                                2

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RIO HOTEL & CASINO, INC.
                                 (Registrant)



Date:  August 13, 1998           By:  /s/ Ronald J. Radcliffe
     ------------------             -----------------------------
                                      Ronald J. Radcliffe
                                      Vice President, Chief
                                      Financial Officer and
                                      Treasurer


                                3
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                          EXHIBIT INDEX


EXHIBIT                                                   PAGE
NUMBER                     DESCRIPTION                   NUMBER
-------- ----------------------------------------------- ------
2.1      Agreement  and  Plan  of  Merger  dated  as  of    5
         August  9,  1998,  among Rio  Hotel  &  Casino,
         Inc., Harrah's Entertainment, Inc. and HEI Acquisition Corp. III, including as an exhibit the form of Stockholders Support Agreement.

20.1     Press Release issued August 10, 1998.             78


                                4
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